PLANT EQUIPMENT AND MINING PROPERTIES (Details Narrative) - USD ($) $ in Thousands	1 Months Ended	9 Months Ended	12 Months Ended
	Aug. 25, 2025	Sep. 30, 2025	Dec. 31, 2024
PLANT EQUIPMENT AND MINING PROPERTIES
Assets under construction		$ 4,098	$ 3,443
Property plant equipment, write down		413	988
Outstanding royalties and obligations	$ 13,250
Payment deferred for one year	$ 8,750
Discount interest rate	7.47%
Property plant equipment, net carrying amount		$ 7,949	$ 5,162